UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2012

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 3, 2012, People’s United Financial, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), that provided for the issuance and sale by the Company, and the purchase by the Underwriters, of $500,000,000 aggregate principal amount of the Company’s 3.65% Senior Notes due 2022 (the “Notes”). The terms of the Notes are governed by a senior indenture (the “Indenture”), dated December 6, 2012, between the Company and The Bank of New York Mellon, as trustee, and an officer’s certificate, dated December 6, 2012 (the “Officer’s Certificate”), establishing the terms of the Notes. On December 6, 2012, the Company completed the offering of the Notes.

Copies of the Underwriting Agreement, the Officer’s Certificate and the Form of Note are filed as Exhibits 1.1, 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the registration statement on Form S-3 (File No. 333-184753) of the Company which was automatically effective on November 5, 2012: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the Officers’ Certificate, filed as Exhibit 4.1 hereto; (iii) the form of Note, filed as Exhibit 4.2 hereto; and (iv) the opinion of counsel addressing the validity of the Notes, filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 3, 2012, between People’s United Financial, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate, dated as of December 6, 2012, of People’s United Financial, Inc. establishing the terms of the 3.65% Notes due 2022

4.2	Form of Note (included as Annex A to Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP regarding the validity of the Notes

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: December 6, 2012	By:	/s/ Robert E. Trautmann
(Signature)
	Name:	Robert E. Trautmann
	Title:	Senior Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 3, 2012, between People’s United Financial, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate, dated as of December 6, 2012, of People’s United Financial, Inc. establishing the terms of the 3.65% Notes due 2022

4.2	Form of Note (included as Annex A to Exhibit 4.1)

5.1	Opinion of Simpson Thacher & Bartlett LLP regarding the validity of the Notes

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)